Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REFINANCING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REFINANCING CREDIT AGREEMENT (the "Amendment"), dated as of April 19, 2017, is made by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation, as a borrower (the "Company"), WABTEC COÖPERATIEF U.A., a coöperatieve vereniging met uitsluiting van aansprakelijkheid under the laws of the Netherlands, as a borrower ("WABTEC UA" and together with the Company, collectively referred to as the "Borrowers" and each, a "Borrower"), the GUARANTORS, the LENDERS party to the Credit Agreement, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the "Administrative Agent").
WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Refinancing Credit Agreement dated as of June 22, 2016 (the "Credit Agreement"), pursuant to which the Lenders provided a revolving credit facility and a delayed draw term loan to the Borrowers; and
WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.
2.    Defined Terms. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
3.    Amendments to Credit Agreement.
(a)    Effective as of March 31, 2017, Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to amend and restate the following definitions in their entirety:
EBITDA shall mean, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation, amortization, losses from Asset Dispositions, extraordinary losses, noncash losses from discontinued operations and other noncash charges to net income for such period, one-time transaction costs related to the LEY Acquisition in an aggregate amount not to exceed $30,000,000, minus, to the extent added in determining such Consolidated Net Income, noncash credits to net

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income, gains from Asset Dispositions, noncash gains from discontinued operations, and other extraordinary income for such period; provided, however, that in the event of an acquisition or disposition of a Subsidiary or material line of business or a material division during the period of determination and solely for the purposes of Section 8.2.13.2 [Leverage Ratio], such calculation shall (a) in the case of such a disposition, exclude for the period of determination, EBITDA attributable to the disposed Subsidiary, line of business, or division as if such disposition had occurred at the beginning of such period of determination and (b) in the case of such an acquisition, include for the period of determination, EBITDA attributable to the acquired Subsidiary, line of business, or division as if such acquisition had occurred at the beginning of such period of determination.
Total Debt shall mean all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, including Contingent Liabilities incurred in respect of letters of credit or bank guaranties (including Letters of Credit or bank guaranties issued hereunder), but excluding all other Contingent Liabilities, Hedging Liabilities, and obligations of a Loan Party arising from any Performance Letter of Credit, surety bonds, performance bonds, bid bonds, performance guaranties, or other similar obligations incurred in the ordinary course of business and that do not support Indebtedness.
(b)    Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to amend and restate the following definition in its entirety:
Excluded Subsidiaries shall mean (a) any Subsidiary substantially all of the assets of which consist of Capital Securities of other Subsidiaries, (b) any Subsidiary with respect to which the Administrative Agent and the Company reasonably agree that the joinder by such Subsidiary as a Guarantor would result in adverse tax consequences to the Company or any Subsidiary, and (c) the entities named on Schedule 1.1(E).
(c)    Effective as of March 31, 2017, Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definition in its appropriate alphabetical position:
Performance Letter of Credit shall mean (a) a standby Letter of Credit issued to secure performance obligations, including, without limitation, the performance of services and/or delivery of goods by or on behalf of the Company and its Subsidiaries, advance payment, retention or warranty obligations, in each case in connection with

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business activities of the Company or its Subsidiaries or bids for prospective projects, and (b) a standby Letter of Credit issued to back a bank guarantee, surety bond, performance bond, or other similar obligation in each case issued to support obligations of the type described in clause (a).
(d)    Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definition in its appropriate alphabetical position:
First Amendment Closing Date shall mean April 19, 2017.
(e)    Section 6.1.8 [Equity Ownership; Subsidiaries] of the Credit Agreement is hereby amended by replacing in its entirety the phrase (i) "as of the Closing Date" with the phrase "as of the First Amendment Closing Date" and (ii) "As of the Closing Date" with the phrase "As of the First Amendment Closing Date".
(f)    Section 8.1.8 [Further Assurances; Joinder of Loan Parties] of the Credit Agreement is hereby amended by replacing in its entirety the parenthetical "(including, upon the acquisition or creation thereof, any Subsidiary acquired or created after the Closing Date)" with the parenthetical "(including, upon the acquisition or creation thereof, any Subsidiary (other than any Excluded Subsidiary) acquired or created after the Closing Date)".
(g)    Section 8.1.9 [Excluded Subsidiaries] of the Credit Agreement is hereby amended and restated in its entirety as follows:
8.1.9    Excluded Subsidiaries. In the event that (i) the operations or revenue of any Excluded Subsidiary is no longer immaterial to the operations or income of a Borrower and its other Subsidiaries, as reasonably determined by the Administrative Agent in consultation with the Company, (ii) any Subsidiary that is an Excluded Subsidiary pursuant to clauses (a) or (b) of the definition of Excluded Subsidiary ceases to constitute an Excluded Subsidiary pursuant to such clauses, or (iii) at any time the EBITDA of any Excluded Subsidiary shall equal or exceed 5% of the total EBITDA of the Company and its Subsidiaries, then in any such event, such entity shall cease to be an Excluded Subsidiary and shall guaranty the Obligations of each Loan Party under the Loan Documents and become a Loan Party hereunder by the execution and delivery of guaranties and other documents including a Loan Party Joinder substantially in the form of Exhibit 1.1(L).
(h)    Section 11.16 [Joinder of Loan Parties] of the Credit Agreement is hereby amended and restated in its entirety as follows:
11.16    Joinder of Loan Parties. Each domestic Subsidiary (other than any Excluded Subsidiary) that is acquired, formed or in

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existence after the Closing Date shall join this Agreement as either a Borrower or a Guarantor, as designated by the Borrowers and agreed to by the Administrative Agent. The Loan Parties shall cause each such domestic Subsidiary to deliver to the Administrative Agent within thirty (30) days (unless such time period is extended in writing by the Administrative Agent) after the date of organization or acquisition of such domestic Subsidiary, (i) a Loan Party Joinder substantially in the form of Exhibit 1.1(L), pursuant to which such domestic Subsidiary shall join this Agreement and other Loan Documents, as a Borrower or a Guarantor, as applicable; and such domestic Subsidiary shall, after acceptance by the Administrative Agent of such Loan Party Joinder, join each of the other Loan Documents as set forth in such Loan Party Joinder, (ii) deliver documents and other deliverables in the forms described in Section 7 [First Loans and Letters of Credit], modified as appropriate to relate to such domestic Subsidiary, and (iii) do all such other acts and things as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to more effectively carry out the provisions and goals of this Agreement and the other Loan Documents.
(i)    Schedules. The Credit Agreement is hereby amended by replacing (i) Schedule 1.1(E) [Excluded Subsidiaries], with the Schedule 1.1(E) attached to and made a part of this Amendment and (ii) Schedule 6.1.8 – [Subsidiaries], with the Schedule 6.1.8 attached to and made a part of this Amendment.
4.    Conditions of Effectiveness of Amendments and Consent. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
(a)    Execution and Delivery of Amendment. The Borrowers, the other Loan Parties, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Administrative Agent.
(b)    Officer's Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an authorized officer certifying that (i) all representations and warranties of the Loan Parties set forth in the Credit Agreement and hereunder are true and correct in all material respects, (ii) the Loan Parties are in compliance with each of the covenants and conditions set forth in the Credit Agreement and hereunder, (iii) since the date of the last audited financial statements of the Borrowers delivered to the Administrative Agent there has been no material adverse change in the financial condition, operations, assets, business, or properties of the Loan Parties taken as a whole, and (iv) no Event of Default or Potential Default exists.

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(c)    Secretary's Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or authorized officer of each Loan Party, certifying as appropriate as to:
(i)    all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing the same;
(ii)    the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the authorized officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
(iii)    copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Loan Party in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.
(d)    Representations. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment: (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement shall be true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Amendment; (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist, (iv) since the Closing Date of the Credit Agreement no event has occurred which would have a Material Adverse Effect, and (v) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties' knowledge, threatened against any of the Loan Parties that could reasonably be expected to have a Material Adverse Effect.
(e)    Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents shall have been obtained and are in full force and effect.

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(f)    Confirmation of Guaranty. Each of the Guarantors confirms that they have read and understand this Amendment. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with this Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with this Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.
(g)    Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
(h)    Payment of Fees. The Borrowers shall have paid to the Administrative Agent all fees, costs and expenses payable to the Administrative Agent, for which the Administrative Agent is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent's legal counsel.
5.    Force and Effect. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
6.    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Entire Agreement. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

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9.    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.
10.    Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.
11.    Effective Date. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 4 hereof, and from and after such date this Amendment shall be binding upon the Borrowers, each Lender and the Administrative Agent, and their respective successors and assigns permitted by the Credit Agreement.
12.    No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.
13.    Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation By: /s/Brian Kelly (SEAL) Name: Brian Kelly Title: Treasurer and Vice President of Tax
WABTEC COÖPERATIEF U.A., a coöperatieve vereniging met uitsluiting van aansprakelijkheid under the laws of the Netherlands By: /s/ Patrick D. Dugan (SEAL) Name: Patrick D. Dugan Title: Authorized Person

GUARANTORS:
MOTIVEPOWER, INC.,
a Delaware corporation;
RAILROAD FRICTION PRODUCTS CORPORATION,
a Delaware corporation;
RICON CORP.,
a California corporation;
SCHAEFER EQUIPMENT, INC.,
an Ohio corporation;
YOUNG TOUCHSTONE COMPANY,
a Wisconsin corporation;
STANDARD CAR TRUCK COMPANY,
a Delaware corporation;
DUROX COMPANY,
an Ohio corporation;
G&B SPECIALTIES, INC.,
a Pennsylvania corporation;
XORAIL, INC.,
a Florida corporation;
WABTEC INTERNATIONAL, INC.,
a Delaware corporation;
RFPC HOLDING CORP.,
a Delaware corporation;
WABTEC HOLDING CORP.,
a Delaware corporation;
TURBONETICS HOLDINGS, INC.,
a Delaware corporation;
BARBER STEEL FOUNDRY CORP.,
a Delaware corporation;
LONGWOOD ELASTOMERS, INC.,
a Virginia corporation;
LONGWOOD INDUSTRIES, INC.,
a New Jersey corporation;
LONGWOOD INTERNATIONAL, INC.,
a Delaware corporation;
RCL, L.L.C.,
a Tennessee limited liability company;
WABTEC RAILWAY ELECTRONICS, INC.,
a Delaware corporation;
WABTEC RAILWAY ELECTRONICS MANUFACTURING, INC.,
a Delaware corporation;
TRANSTECH OF SOUTH CAROLINA, INC.,
a Delaware corporation

By:     /s/ Patrick D. Dugan             (SEAL)
Name:    Patrick D. Dugan
Title:    Vice President, Finance of each Guarantor listed above

WORKHORSE RAIL, LLC,
a Pennsylvania limited liability company

By:     /s/ David M. Seitz                     (SEAL)
Name: David M. Seitz
Title: Vice President & Secretary
RAILROAD CONTROLS, L.P.,
a Texas limited partnership
By: RCL, L.L.C., its General Partner
By:     /s/ Patrick D. Dugan             (SEAL)
Name: Patrick D. Dugan
Title: Vice President, Finance
THERMAL TRANSFER CORPORATION,
a Delaware corporation

By:     /s/ David M. Seitz             (SEAL)
Name: David M. Seitz
Title: Vice President & Secretary
AERO TRANSPORTATION PRODUCTS, INC.,
a Missouri corporation

By:     /s/ David M. Seitz             (SEAL)
Name: David M. Seitz
Title: Vice President & Secretary

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent
By:    /s/ Tracy J. DeCock
Name:    Tracy J. DeCock
Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:    /s/John Malone
Name:    John Malone
Title:    Managing Director

BANK OF AMERICA, N.A.
By:    /s/Susan Rich
Name:    Susan Rich
Title:    Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:    /s/Ross Graney
Name:    Ross Graney
Title:    Assistant Vice President

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HSBC FRANCE, S.A.
By:    /s/Ludovic Lepic
Name:    Ludovic Lepic
Title:    Director

SOCIÉTÉ GÉNÉRALE
By:    /s/Joseph Moreno
Name:    Joseph Moreno
Title:    Managing Director

CITIZENS BANK OF PENNSYLVANIA
By:    /s/Carl S. Tabacjar, Jr.
Name:    Carl S. Tabacjar, Jr.
Title:    Senior Vice President

BRANCH BANKING AND TRUST COMPANY
By:    /s/Daniel Miller
Name:    Danial Miller
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:    /s/George Stoecklein
Name:    George Stoecklein
Title:    Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:    /s/Michael Madnick
Name:    Michael Madnick
Title:    Managing Director

By:    /s/Alistair Anderson
Name:    Alistair Anderson
Title:    Vice President

TD BANK, N.A.
By:    /s/Craig Welch
Name:    Craig Welch
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Thomas M. Molitor
Name:    Thomas M. Molitor
Title:    Managing Director

THE BANK OF NOVA SCOTIA
By:    /s/ Sangeeta Shah
Name:    Sangeeta Shah
Title:    Director

THE HUNTINGTON NATIONAL BANK
By:    /s/Michael Kiss
Name:    Michael Kiss
Title:    Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA
By:    /s/Brad Johnston
Name:    Brad Johnston
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Paul F. Johnson
Name:    Paul F. Johnson
Title:    Vice President

BANK OF THE WEST
By:    /s/ Harry Yergey
Name:    Harry Yergey
Title:    Managing Director

By:    /s/ Michael Weinert
Name:    Michael Weinert
Title:    Director

CITIBANK, N.A.
By:    /s/Shawna Elkus
Name:    Shawna Elkus
Title:    Senior Vice President

FIRST COMMONWEALTH BANK
By:    /s/ Neil Corry-Roberts
Name:    Neil Corry-Roberts
Title:    Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY
By:    /s/Anne M. Westbrook
Name:    Anne M. Westbrook
Title:    Managing Director

DOLLAR BANK, FEDERAL SAVINGS BANK
By:    /s/ Brian E. Waychoff
Name:    Brian E. Waychoff
Title:    Vice President

NORTHWEST BANK
By:    /s/ C. Forrest Tefft
Name:    C. Forrest Tefft
Title:    Senior Vice President

KEYBANK NATIONAL ASSOCIATION
By:    /s/ Philip R. Medsger
Name:    Philip R. Medsger
Title:    Senior Vice President

SCHEDULE 1.1(E)
[Excluded Subsidiaries]
(Attached)

SCHEDULE 6.1.8
[Subsidiaries]
(Attached)